Exhibit 99.1

Washington Prime Group Closes on Fixed Rate Loan Secured by Southgate Mall, a Tier One Dominant, Hybrid, Mixed Use Town Center

Town center’s catchment area extends into 24 counties and is minutes from The University of Montana

COLUMBUS, OH – October 1, 2018 – Washington Prime Group Inc. (NYSE: WPG) today announced that the Company has closed on a $35.0 million loan secured by Southgate Mall, a Tier One property located in Missoula, Montana. The interest-only loan has an initial term of 36 months and bears interest at a fixed rate of 4.48%. There are two one-year extensions available under the loan agreement.

Lou Conforti, CEO and Director of Washington Prime Group stated: “The commercial mortgage loan secured by our recently acquired Southgate Mall, situated in Missoula, Montana, makes me happy for several reasons. First, having First Interstate Bank as a lending partner serves as validation regarding the viability of our asset. As a leading $12B regional financial institution serving Montana, Idaho, Oregon, South Dakota, Washington and Wyoming, I’d contend these folks know what makes sense when it comes to the Northwest. Second, it’s always satisfying to disprove those pundits who pontificate about the absence of commercial mortgage availability. Third, Missoula is a really cool place where cowboy boots and Birkenstocks live in harmony.”

First Interstate Bank provided the financing, demonstrating its and Washington Prime Group’s ongoing commitment to the Missoula community. The Company expects to use proceeds from the loan to reduce outstanding balances on its credit facility and for its ongoing redevelopment efforts.

The Company plans to reposition two anchor spaces at Southgate Mall, which were previously occupied by Herberger’s and Herberger’s Men’s department stores until closing in August 2018. The transformation of the former department store spaces enables Southgate Mall to continue to provide guests with an increasingly enjoyable environment to shop, dine and spend time together, and the Company is in discussions with new tenants, which will be announced in the future.

Southgate Mall is anchored by a dynamic mix of retail, entertainment and dining options, including a new nine-screen, dine-in AMC Theater complex; Lucky’s Market, a specialty grocer focused on natural, organic and locally-grown products, which replaced a former Sears department store; national home furnishing retailers Bed Bath & Beyond and Cost Plus World Market; a regional sporting goods retailer; national department store Dillard’s; Montana-style casino bars, and numerous national and local specialty retailers.

Along with Lucky’s Market, a group of restaurants including Café Dolce, Mustard Seed and Red Robin Gourmet Burgers and Brews are among the food and beverage options offered at Southgate Mall, solidifying Southgate Mall as the area’s premier food and beverage destination.

In addition to AMC Theater and Lucky’s Market, tenants at Southgate Mall that have opened, remodeled or expanded locations over the past 24 months include Athleta, Bath & Body Works, Gap and Gap Kids, H&M, Lane Bryant, PINK, Sephora located in JCPenney, Victoria’s Secret and White Barn. Non-retail uses found at Southgate Mall include local services and office tenants.

As a tourism center between Glacier and Yellowstone National Parks, the community caters to the 5 million-plus travelers who visit the region each year. Resorts and luxury developments have become synonymous with Western Montana in the past decade. Situated between the famed developments of the Bitterroot Valley to the south, and lake and golf resorts to the north, Southgate Mall caters to a large catchment area. The market lies at the crossroads of Interstate 90 and Highway 93, and its international airport is serviced by some of the nation’s leading carriers.

About Washington Prime Group

Washington Prime Group Inc. is a retail REIT and a recognized leader in the ownership, management, acquisition and development of retail properties. The Company combines a national real estate portfolio with an investment grade balance sheet, leveraging its expertise across the entire shopping center sector to increase cash flow through rigorous management of assets and provide new opportunities to retailers looking for growth throughout the U.S. Washington Prime Group® is a registered trademark of the Company. Learn more at www.washingtonprime.com.

Contacts

Lisa A. Indest, CAO & Senior VP, Finance, 614.887.5844 or lisa.indest@washingtonprime.com

Kimberly A. Green, VP, Investor Relations & Corporate Communications, 614.887.5647 or kim.green@washingtonprime.com

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of Washington Prime Inc. (“WPG”) concerning the proposed transactions, the anticipated consequences and benefits of the transactions and the targeted close date for the transactions, and other future events and their potential effects on WPG, including, but not limited to, statements relating to anticipated financial and operating results, the company’s plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of WPG’s management, and involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WPG to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, without limitation: changes in asset quality and credit risk; ability to sustain revenue and earnings growth; changes in political, economic or market conditions generally and the real estate and capital markets specifically; the impact of increased competition; the availability of capital and financing; tenant or joint venture partner(s) bankruptcies; the failure to increase mall store occupancy and same-mall operating income; risks associated with the acquisition, (re)development, expansion, leasing and management of properties; changes in market rental rates; trends in the retail industry; relationships with anchor tenants; risks relating to joint venture properties; costs of common area maintenance; competitive market forces; the level and volatility of interest rates; the rate of revenue increases as compared to expense increases; the financial stability of tenants within the retail industry; the restrictions in current financing arrangements or the failure to comply with such arrangements; the liquidity of real estate investments; the impact of changes to tax legislation and WPG’s tax positions; failure to qualify as a real estate investment trust; the failure to refinance debt at favorable terms and conditions; loss of key personnel; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; possible restrictions on the ability to operate or dispose of any partially-owned properties; the failure to achieve earnings/funds from operations targets or estimates; the failure to achieve projected returns or yields on (re)development and investment properties (including joint ventures); expected gains on debt extinguishment; changes in generally accepted accounting principles or interpretations thereof; terrorist activities and international hostilities; the unfavorable resolution of legal proceedings; the impact of future acquisitions and divestitures; assets that may be subject to impairment charges; significant costs related to environmental issues; and other risks and uncertainties, including those detailed from time to time in WPG’s statements and periodic reports filed with the Securities and Exchange Commission, including those described under “Risk Factors”. The forward-looking statements in this communication are qualified by these risk factors. Each statement speaks only as of the date of this press release and WPG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. Actual results may differ materially from current projections, expectations, and plans, if any. Investors, potential investors and others should give careful consideration to these risks and uncertainties.

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